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  COHEN & STEERS
  SPECIAL EQUITY FUND
  757 THIRD AVENUE
  NEW YORK, NY 10017                             [LOGO]


                                           ---------------------
                                             QUARTERLY REPORT
                                               MARCH 31, 1998


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


April 21, 1998

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Special Equity Fund, Inc. for the quarter ended March 31, 1998. The net asset value per share on that date was $31.28. Regular dividends are paid semi-annually; therefore, no dividend was declared for the quarter and the Board of Directors will review the next dividend in June.

INVESTMENT REVIEW

     During the quarter ended March 31, 1998, Cohen & Steers Special Equity Fund had a total return of -3.0%. By comparison, the NAREIT Equity REIT Index total return was -0.5% and the Standard & Poor's 500 Index total return was 14.0%. Since its inception on May 8, 1997 the Fund's total return was 37.4%.

     For the quarter, REITs recorded their worst performance relative to stocks in the twenty-six year history of the NAREIT Equity REIT Index, under-performing by nearly fifteen percentage points. Although one would expect that the near-perfect set of economic conditions propelling the stock market -- strong GDP growth, low unemployment, high consumer confidence, low inflation and low interest rates -- would have had a similar effect on REITs, total returns were negative in the first quarter. We believe REITs under-performed for three reasons: a) concerns about proposed REIT legislation; b) temporary oversupply of REIT shares; and c) recognition that the aging of the real estate cycle eventually will lead to slowing REIT earnings growth.

     In February the President proposed legislation that would limit certain REIT activities. The threat of stricter regulation, which was well publicized in the financial press, caused some investors to sell shares of REITs. Of the three proposals pertaining to public REITs, the proposal to restrict the activities of the five 'paired share' REITs has been the focal point of Congress and will likely be enacted, in our opinion. These unique companies, where a REIT and separate C-corporation are paired for trading, will not be permitted to make new acquisitions of certain property types that cannot otherwise be operated by REITs (such as hotels). We believe the cloud of uncertainty regarding REIT legislation should dissipate throughout 1998 as investors recognize that Congress supports the principal tenets of the REIT tax code and that the current legislative efforts should not impact earnings or growth prospects.

     Three of the Fund's twenty-one holdings will be affected by the paired share legislation: Starwood Hotels and Resorts, Meditrust and Hollywood Park. Because of its recent acquisitions of Westin and ITT Sheraton, Starwood has a dominant global lodging franchise and is not reliant upon new acquisitions for growth. Therefore, we believe Starwood's intrinsic value has not been impacted by the legislation, and we have increased Starwood to the Fund's largest position. Meditrust, on the other hand, is building its capabilities in new sectors such as lodging and golf, and will need to alter its organizational structure to acquire properties that are not qualified for REIT operation. While not a paired share REIT, Hollwood Park was in the process of re-establishing its paired share status and, therefore, will not become the dynamic growth platform we had expected.

     There will be periods of oversupply in REIT shares as public companies, which currently have a market capitalization approaching $200 billion, finance the transfer of property ownership within a $3 trillion real estate


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


industry. The first quarter of 1998 was one of those periods, a result of stock offerings exceeding $5 billion. While the Fund holds many C-corporations, which have lesser external financing requirements than REITs, the share prices of both types of companies are valued relative to each other and are subject to the supply-demand balance in REIT shares.

     We believe that the most important factor influencing the REIT market is the state of the real estate cycle. While real estate fundamentals are very strong, these trends are fully recognized by industry participants. Accordingly, property prices are rising and investors are concerned that lower yields will lead to slower growth through acquisitions. In response to rising prices, developers are planning new projects to capitalize on tenants' expanding space needs. Paradoxically, the fact that fundamentals in nearly every property type justify profitable development is causing anxiety in the public markets. Although development is among the most profitable real estate activities, it does not come without the negative side effects of higher risk and, if over-building occurs, reducing returns to property owners if market rent growth slows. The market appears to be adjusting share valuations to reflect prospects for slower growth and higher risk that will accompany the aging of the real estate cycle.

OUTLOOK

     While concerns about acquisition prices are valid, we believe that the public market should at least double its share of real estate ownership over time, and that the financing requirements attendant to that transfer of assets will lead to many investment opportunities. For example, the downtown Chicago office market is strengthening quickly, yet is still early in its cycle and is not dominated by any public company. Prime Group Realty is developing a strong track record of acquisitions in Chicago, having acquired $320 million in properties since its initial public offering in November 1997. During the quarter the Fund participated in a direct placement of unregistered common shares of Prime Group at what we believe to be an attractive price.

     As real estate prices rise, owners will be increasingly willing to sell. Companies that have strategies to service tenants, build market share, and reduce operating and capital costs will be able to deploy substantial capital in property acquisitions at current prices and meet investor return expectations. Importantly, the recent multiple contraction in the public markets should lead to stabilization or improvement in property yields, considering that a good portion of the private buyers, especially the opportunity funds, view the public market as a desired exit strategy. Of the Fund's holdings that are active acquirers, most are 'opportunistic' and pursue multiple property type or company acquisitions, whereby capital is allocated to the best opportunity.

     Based on the proposed REIT legislation, the message from Congress is that REITs should adhere to their intended purpose of income property ownership, rather than expand into non-rental property activities. Corporate spin-offs by REITs that segregate non-qualified businesses into separate public companies are consistent with the legislative philosophy on REITs. We believe these spin-offs will become more widely used and represent an attractive area of opportunity for the Fund.

     At quarter end the Fund's cash was higher than normal in anticipation of funding a direct placement of common shares with Omega Worldwide, a newly formed corporate spin-off from Omega Healthcare Investors, a


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


nursing home REIT. Worldwide will pursue healthcare real estate investments internationally, as well as participate in U.S. investments with Omega Healthcare Investors where a corporate structure is required. Worldwide owns interests in $350 million of nursing homes in the United Kingdom -- a fragmented industry with attractive demographics that is undergoing structural change to provide better living and medical services.

     We believe REIT valuations fully reflect the issues that impacted first quarter performance. The S&P 500 Index is trading at twice the REIT price/earnings ratio, the lowest relative valuation for REITs in five years, while on an absolute basis REITs are trading at 11 times forward earnings -- the low end of their trading range since the mid-1980s. In response to these valuation measures we have eliminated positions in several service corporations such as Cendant, Trammell Crow and Group Maintenance. Proceeds have been used to increase weightings in REITs such as Crescent Real Estate Equitites and Vornado.

     Despite a disappointing first quarter, we believe that the fundamentals for real estate securities, combined with our investment strategy, will result in satisfactory investment returns. The Fund's concentrated approach, in conjunction with a finite level of assets, should result in a portfolio of compelling opportunities in what is an increasingly competitive real estate marketplace. In addition, we are confident that we will find value-added investments such as the direct placements with Omega Worldwide and Prime Group Realty.

Sincerely,


                MARTIN COHEN                      ROBERT H. STEERS

                MARTIN COHEN                      ROBERT H. STEERS
                President                                   Chairman

                                   JOSEPH M. HARVEY

                                   JOSEPH M. HARVEY
                                   Director of Research
                                   Cohen & Steers Capital Management, Inc.


   On March 6, 1998 the Fund's total net assets exceeded $150 million and, therefore, in accordance with the prospectus, the Fund ceased offering shares to new investors. Existing investors will be permitted to invest new capital in the Fund as well as reinvest dividends and capital gain distributions. In September, we will evaluate re-opening the Fund to new investors, which will depend on the Board's assessment of whether the investment strategy can be implemented with a greater level of assets.


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1998 (UNAUDITED)

                                                                        NUMBER                       % OF
                                                                       OF SHARES      VALUE       NET ASSETS
                                                                       ---------   ------------   ----------
EQUITIES
      Starwood Hotels & Resorts Trust............................       293,000    $ 15,657,188      10.29%
      Forest City Enterprises -- Class A.........................       235,900      13,313,606       8.75
      LNR Property Corp. ........................................       480,800      12,861,400       8.46
      Apartment Investment & Management Co. -- Class A...........       259,200       9,979,200       6.56
      *Crescent Operating........................................       385,000       8,229,375       5.41
      *American Retirement Corp. ................................       313,400       7,129,850       4.69
      *Security Capital Group -- Class B.........................       224,100       6,891,075       4.53
      Vornado Realty Trust.......................................       148,200       6,455,963       4.24
      *Catellus Development Corp. ...............................       337,000       6,255,562       4.11
      Meditrust Corp. ...........................................       190,900       5,894,038       3.88
      St. Joe Corp. .............................................       166,100       5,585,112       3.67
      Crescent Real Estate Equities Co. .........................       137,400       4,946,400       3.25
      SL Green Realty Corp. .....................................       191,700       4,900,331       3.22
      *Alternative Living Services...............................       142,700       4,726,937       3.11
      *Hospitality Worldwide Services............................       476,300       4,673,694       3.07
      *Hollywood Park............................................       359,100       4,219,425       2.77
      First Industrial Realty Trust..............................       110,500       3,978,000       2.62
      *Wellsford Real Properties.................................       220,900       3,203,050       2.11
      #Prime Group Realty Trust, 144A............................       122,000       2,366,800       1.56
      Prime Group Realty Trust...................................       109,500       2,190,000       1.44
      *Alexander's...............................................        23,300       2,182,919       1.44
      Alexander Haagen Properties................................       120,000       2,010,000       1.32
      *Security Capital Group -- Class B Warrants (expire
         9/18/98)................................................       144,300         477,994       0.31
                                                                                   ------------   ----------
            TOTAL EQUITIES (Identified cost -- $134,001,787).....                   138,127,919      90.81
                                                                                   ------------   ----------


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                       PRINCIPAL                      % OF
                                                                         AMOUNT        VALUE       NET ASSETS
                                                                       ----------   ------------   ----------
COMMERCIAL PAPER
      Leggett & Platt, 5.90%, 4/1/98.............................      $3,461,000   $  3,461,000       2.28%
      Premium Finance Loan Owner, 5.90%, 4/1/98..................       3,500,000      3,500,000       2.30
      Republic Funding Corp., 5.90%, 4/1/98......................       3,500,000      3,500,000       2.30
                                                                                    ------------   ----------
            TOTAL COMMERCIAL PAPER (Identified
               cost -- $10,461,000)..............................                     10,461,000       6.88
                                                                                    ------------   ----------
TOTAL INVESTMENTS (Identified cost -- $144,462,787)..............                    148,588,919      97.69
OTHER ASSETS IN EXCESS OF LIABILITIES............................                      3,514,512       2.31
                                                                                    ------------   ----------
NET ASSETS (Equivalent to $31.28 per share based on 4,862,695
   shares of capital stock outstanding)..........................                   $152,103,431     100.00%
                                                                                    ------------   ----------
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

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* Non-income producing security.

# As of March 31, 1998, security is restricted and is subject to registration with the Securities and Exchange Commission.


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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1998 (UNAUDITED)

                                                                                                      NET ASSET VALUE
                                                                     TOTAL NET ASSETS                    PER SHARE
                                                                --------------------------   ---------------------------------

NET ASSET VALUE:
      Beginning of period: 12/31/97...........................                $135,934,404                         $ 32.25
      Net investment income...................................  $   513,562                      $  0.10
      Net realized and unrealized gain on investments.........   (4,529,773)                       (1.07)
                                                                                                 -------
      Capital stock transactions:
            Sold..............................................   31,126,539
            Redeemed..........................................  (10,941,301)
                                                                -----------
Net increase in net asset value...............................                  16,169,027                           (0.97)
                                                                              ------------                         -------
End of period: 3/31/98........................................                $152,103,431                         $ 31.28
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

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* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


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
 OFFICERS AND DIRECTORS                                    KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           One Chase Manhattan Plaza
 Willard H. Smith, Jr.                                     New York, NY 10081
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin                                             NASDAQ Symbol: CSSPX
 Vice President and
 Assistant Treasurer                                       Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Special Equity Fund, Inc.
                                                           unless accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.

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